UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2007

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

United States	0-51176	61-1484858

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

479 Main Street, Hazard, Kentucky		41702

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 223-1638

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

( c )  On February 9, 2007, the Company announced that Danny A. Garland, President and Chief Executive Officer of First Federal Savings Bank, one of two major operating subsidiaries of the Company, would retire on February 21, 2007.

Don D. Jennings, Executive Vice President, will serve as interim CEO of the Bank until a permanent successor is appointed.  Mr. Jennings currently serves as Executive Vice President of First Federal Savings Bank and as President and Chief Operating Officer of Kentucky First Federal Bancorp.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: February 9, 2007	By:	/s/ Don D. Jennings

Don D. Jennings
President and Chief Operating Officer